UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


         Date or Report (Date of earliest event reported): April 5, 2005
                                                          -------------


                        PETCARE TELEVISION NETWORK, INC.
             (Exact name of registrant as specified in its charter)

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
         Florida                                    333-105840                        59-3645932
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(State or other jurisdiction of             (Commission File Number)                (IRS Employer
       incorporation)                                                            Identification No.)

8406 Benjamin Road, Suite C, Tampa, Florida                                     33634
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(Address of principal executive offices)                                      (Zip Code)
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       Registrant's telephone number, including area code: (813) 888-7330
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                                       N/A
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         (Former Name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

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Section 8 - Other Events

ITEM  8.01.  Other Events

         On April 5, 2005, PetCARE Television Network, Inc. (the "Company") and AFMN, Inc. ("AFMN") and its wholly-owned subsidiary, African American Medical Network, Inc. ("African American Medical") entered into a Memorandum of Terms (the "MOT"), pursuant to which the Company will acquire African American Medical from AFMN (the "Transaction").

         Under the terms of the MOT, the Company plans to form a wholly-owned subsidiary and to contribute all of its assets and liabilities to that entity. The Company will change its name to Medical Media Networks, Inc. ("Medical Media Networks") and will operate as a public holding company with two operating subsidiaries: (1) the newly-formed subsidiary, which will inherit the name "PetCARE Television Network, Inc.," and (2) the acquired company, which will retain its existing name, African American Medical Network, Inc. Although the parties have signed the MOT, the Transaction is contingent upon the parties' execution of a definitive agreement.

         The Company issued a press release on April 8, 2005, entitled "PetCare Television Network, Inc. Signs Memorandum of Terms to Acquire African American Medical Network, Inc.," a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Section 9 - Financial Statements and Exhibits

Item 9.01.        Financial Statements and Exhibits

   (c)       Exhibits

             99.1 Press release, dated April 8, 2005, issued by PetCARE Television Network, Inc.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    PETCARE TELEVISION NETWORK, INC.
                                         (Registrant)


Date:    April 11, 2005             By: /s/Philip M. Cohen
                                       -----------------------------------------
                                       Philip M. Cohen, President and
                                       Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit No.      Description
-----------      -----------

      99.1 Press release, dated April 8, 2005, issued by PetCARE Television Network, Inc.

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